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Scudder Global High Income Fund, Inc.

Annual Report

October 31, 2002

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

• seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income strategies

Investment Characteristics

• a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities

• a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend Reinvestment Plan Agent

For account information: 1-800-294-4366 Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066

Legal Counsel

Willkie Farr & Gallagher

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - LBF

Contents

<Click Here> Letter to Stockholders

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Stockholder Meeting Results

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Other Information

<Click Here> Directors and Officers

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's The Financial Times

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guarantee by, any bank. Fund shares involve investment risk, including possible loss of principal.

This report is sent to the stockholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholder,

Against a backdrop of geopolitical tension and concerns about global economic growth, emerging markets were especially uneven over the past 12 months. The biggest story was the Brazilian elections, which dominated headlines and led to significant volatility in that country. Late in 2001 and early 2002, the emerging markets environment was quite positive. Demand from investors was high, and economic fundamentals were strong. A number of countries that export oil benefited from rising oil prices. At the same time, low interest rates and expectations of global economic stabilization provided an encouraging backdrop. Toward the middle of 2002, however, we saw a sharp correction in emerging-market fixed-income prices. Declining growth expectations, as well as continuing negative sentiment toward Brazil, led to increased risk aversion. Prospects of war in the Middle East, skepticism over the sustainability of a rebound in US corporate earnings, as well as the crisis of confidence in corporate America did little to ease investor fears. In Latin America, Brazil continued to dominate the markets. Political uncertainty surrounding the October presidential elections caused the market to re-evaluate Brazil's debt, leading to pressure on the currency. Given this environment, emerging-market volatility has remained high, with profit-taking affecting every level of the market.

Over the 12-month period ended October 31, 2002, the fund's total return was 19.89% based on net asset value. The fund benefited from our optimistic outlook toward emerging markets, reflected in its holdings of a number of higher-yielding credits. Such credits tend to outperform in a market rally. Later, the fund benefited from a shift to a more defensive strategy as the market began to slow and uncertainty from Brazil increased. The JP Morgan Emerging Markets Bond Index Plus returned 7.10% during the same period. The fund's return based on its market price as listed on the New York Stock Exchange was 18.60%.

Assets shift from Brazil to Eastern Europe

As Brazil's election approached, investors separated that country from other strong, stable emerging markets such as Russia and Mexico. Initially, there was concern about a Brazilian default if the nongovernment candidate, Luiz Inácio Lula da Silva, was elected. However, as he adopted a more market-friendly tone, prices for that country's debt found a floor. Meanwhile, increased political stability and strong oil prices helped Russia to perform strongly over the past few months. Mexico also recovered after a volatile July, maintaining its status as a flight-to-quality country in Latin America.

We increased the fund's exposure to Ukraine while keeping a significant exposure to Russia. Ukraine continues to demonstrate solid macroeconomic stability. It also has substantially increased its reserves in relation to its external debt. More important, Ukraine offers diversification and yield, as demonstrated by its low relative performance compared with Brazil. Russia remains the fund's largest holding, and the credit enjoys safe-haven status among emerging markets. The country continues to build up reserves, while the recent strength in oil confirms the optimistic economic outlook for Russia.

The fund also allocated assets into stronger credits such as Malaysia. In Malaysia, expectations for an upgrade of government debt in the near future helped buoy investor sentiment.

We decreased exposure to Mexico in the fiscal year even though it now enjoys investment-grade ratings from Standard & Poor's and Moody's Investors Service. It performed well given its status as a safe haven among emerging markets. Mexico had such a strong year that its yield spreads became less attractive. In an effort to maintain an attractive yield on the fund, we took profits in Mexico as other countries offered more attractive yield spread.

In addition to reducing our exposure to Mexico, we sold positions in Ecuador and Peru. Both countries have shown deteriorating economic fundamentals. In Ecuador, prospects for a deal with the International Monetary Fund (IMF) continue to look poor. The lack of additional IMF funding seriously strains fiscal accounts, calling solvency into question. In Peru, falling support for the president, along with delays in privatization, continue to pressure asset prices. We were neutral in Venezuela; that country continues to experience political unrest.

Outlook for emerging markets

The outcome in Brazil remains uncertain, although recent market-friendly cabinet appointments are encouraging. Brazilian markets have stabilized since Lula won and the Brazilian currency, the real, has rallied sharply - a further indication of improving market confidence. We continue to maintain the fund's Brazil allocation close to the benchmark.

As for emerging markets as a whole, we think the prospects for the asset class remain favorable, at least while the Lula "honeymoon" continues. A responsible economic team in Brazil would help secure the longer-term outlook for Latin America. Overall, external conditions remain key. While recent stability in global equity markets has helped, renewed weakness would place pressure on all emerging markets. A continuation of low interest rates by the US Federal Reserve Board and - possibly - the European Central Bank would provide the staging ground for further strong performance.

Potential advantages of closed-end funds

Many investors are familiar with open-end mutual funds. However, the structure of closed-end funds like Scudder Global High Income Fund can give these funds some important advantages. The primary difference between open-end and closed-end funds is in the way shares are bought and sold. Open-end funds have an unlimited number of shares, and shares are issued and redeemed on a continuous basis. A closed-end fund has a fixed number of shares. This means portfolio managers do not need to keep a large amount of cash in the portfolio to meet shareholder redemptions. It also means they can make longer-term investments that might not be possible in an open-end fund. Finally, closed-end funds can benefit from a more efficient use of leverage, a method used to increase returns. In Scudder Global High Income Fund, we sometimes use "sell/buy-backs," which means we sell bonds for a particular time and agree to buy the bonds back at a later date. Thus, we are borrowing money at short-term interest rates and then investing the money in longer-term securities, which typically pay higher rates. We strive to be conservative in our use of such transactions.

Thank you for your interest in Scudder Global High Income Fund. We would be happy to receive any questions or comments. You can reach us at (800) 349-4281.

Sincerely,/s/ Nicholas Bratt
/s/ Juris Padegs

Nicholas Bratt President and Director	Richard T. Hale Chairman of the Board and Director

The views expressed in this report reflect those of Nicholas Bratt, President and Director, and Richard T. Hale, Chairman of the Board and Director, only through the end of the period of the report as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation.

Investment Summary as of October 31, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value(a)		Index(b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	10.37	-	11.22	-	12.46	-
One Year	18.60	18.60	19.89	19.89	7.10	7.10
Three Year	68.50	19.00	48.93	14.20	33.58	10.13
Five Year	-16.66	-3.58	-16.50	-3.54	44.08	7.58
Ten Year	50.43	4.17	80.11	6.06	210.92	11.59

Per Share Information and Returns
	Yearly periods ended October 31

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	16.22	13.41	11.20	15.61	13.11	5.45	5.77	6.10	5.66	5.98
Income Dividends ($)	1.49	1.51	1.53	1.50	1.50	1.50	.60	.60	.65	.75
Capital Gains Distributions ($)	.01	.36	.15	-	2.92	-	-	-	-	-
Total Return (%) (a)	33.69	-5.94	-3.46	55.81	14.03	-52.80	18.78	19.25	4.23	19.89

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is -22.14%.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of October 31, 2002

Asset Allocation (Excludes Cash Equivalents)	10/31/02	10/31/01

Sovereign Bonds(a)	100%	96%
Corporate Bonds	-	4%
	100%	100%

a Includes 20% and 29% investments in Brady Bonds, respectively.
Interest Rate Sensitivity (Excludes Cash Equivalents)	10/31/02	10/31/01

Fixed Rate Bonds	90%	60%
Floating Rate Bonds	10%	40%
	100%	100%

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

Russia	25%	20%
Brazil	20%	17%
Algeria	5%	-
Venezuela	5%	3%
Colombia	5%	6%
Ukraine	5%	1%
Romania	5%	-
United States	5%	4%
Bulgaria	5%	7%
Argentina	4%	-
Mexico	3%	16%
Malaysia	3%	-
Jamaica	-	8%
Peru	2%	6%
Other	8%	12%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Investment Portfolio as of October 31, 2002

	Principal Amount ($)(d)	Value ($)

Bonds 87.3%
Argentina 3.9%
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	680,000	156,400
Series MTN2, 7.0%, 3/18/2004* EUR	639,115	113,856
7.0%, 3/18/2004* EUR	1,172,357	205,587
8.0%, 2/26/2008* EUR	1,200,000	201,899
9.75%, 9/19/2027*	550,000	105,075
11.375%, 3/15/2010*	850,000	178,500
11.75%, 4/7/2009*	5,350,000	1,230,500
12.375%, 2/21/2012*	550,000	121,000
		2,312,817
Brazil 18.3%
Federative Republic of Brazil:
8.875%, 4/15/2024	3,900,000	1,852,500
10.125%, 5/15/2027	2,400,000	1,226,400
11.0%, 8/17/2040	5,275,000	2,835,313
14.5%, 10/15/2009	2,000,000	1,455,000
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.625%, 4/15/2012	3,800,000	1,805,000
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	2,986,169	1,741,325
		10,915,538
Bulgaria 4.5%
Republic of Bulgaria:
8.25%, 1/15/2015 (b)	1,800,000	1,919,250
Collateralized Discount Bond, LIBOR plus .8125%, Series A, 2.8125%, 7/28/2024	850,000	792,625
		2,711,875
Chile 2.2%
Republic of Chile, 7.125%, 1/11/2012	1,200,000	1,286,585
Colombia 4.7%
Republic of Colombia:
10.0%, 1/23/2012	2,200,000	1,985,500
10.5%, 7/9/2010	850,000	792,625
		2,778,125
Ecuador 1.3%
Republic of Ecuador, Step-up Coupon, 6.0%, 8/15/2030	1,900,000	779,000
Malaysia 2.8%
Petroliam Nasional Berhad, 7.625%, 10/15/2026	750,000	761,498
Petronas Capital Ltd., 7.875%, 5/22/2022	850,000	883,638
		1,645,136
Mexico 3.1%
United Mexican States: 7.375%, 3/13/2008 EUR	1,800,000	1,801,056
Series A, Value Recovery Rights*	7,267,000	23,254
		1,824,310
Panama 1.2%
Republic of Panama, 9.625%, 2/8/2011	700,000	731,500
Peru 1.9%
Republic of Peru, 9.125%, 2/21/2012	1,300,000	1,133,600
Romania 4.6%
Romania, 10.625%, 6/27/2008 EUR	2,400,000	2,729,197
Russia 22.5%
Russian Federation:
12.75%, 6/24/2028 (b)	2,250,000	2,902,500
Step-up Coupon, 5.0%, 3/31/2030	230,000	175,375
Step-up Coupon, 5.0%, 3/31/2030 (b)	9,445,000	7,213,619
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008 (b)	4,150,000	3,112,500
		13,403,994
Turkey 2.3%
Republic of Turkey, 11.875%, 1/15/2030	1,500,000	1,402,500
Ukraine 4.7%
Government of Ukraine, 11.0%, 3/15/2007	2,709,000	2,776,725
United States 4.6%
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	2,500,000	2,725,000
Venezuela 4.7%
Republic of Venezuela, 9.25%, 9/15/2027	4,050,000	2,784,375
Total Bonds (Cost $51,460,650)		51,940,277
Loan Participations 4.8%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.625%, 3/4/2010 (Cost $2,958,220)	3,236,250	2,855,991

	Shares	Value ($)

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 1.87% (c) (Cost $171,476)	171,476	171,476

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $54,590,346) (a)	92.4	54,967,744
Other Assets and Liabilities, Net	7.6	4,502,338
Net Assets	100.0	59,470,082

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $55,041,935. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $74,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,613,361 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of 1,687,552.
(b) Securities, or portion thereof, subject to a Sale/Buyback financing transaction.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Principal amount stated in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $54,590,346)	$ 54,967,744
Receivable for investments sold	20,615,860
Interest receivable	1,100,595
Other assets	3,823
Total assets	76,688,022
Liabilities
Payable for investments purchased	1,852,792
Payable for sell/buyback	15,055,260
Dividends payable	91,293
Net unrealized depreciation on forward currency exchange contracts	28,575
Accrued management fee	62,996
Other accrued expenses and payables	127,024
Total liabilities	17,217,940
Net assets, at value	$ 59,470,082
Net Assets
Net assets consist of: Undistributed net investment income	100,426
Net unrealized appreciation (depreciation) on: Investments	377,398
Foreign currency related transactions	(18,846)
Accumulated net realized gain (loss)	(72,520,566)
Paid-in capital	131,531,670
Net assets, at value	$ 59,470,082
Net Asset Value
Net asset value per share ($59,470,082 / 9,939,539 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 5.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Interest	$ 8,362,370
Expenses: Management fee	737,494
Services to shareholders	56,247
Custodian and accounting fees	159,164
Auditing	118,863
Legal	7,476
Directors' fees and expenses	81,542
Reports to shareholders	57,811
Interest expense	390,342
Other	68,952
Total expenses	1,677,891
Net investment income	6,684,479
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,025,769
Written options	(79,029)
Foreign currency related transactions	(216,159)
3,730,581
Net unrealized appreciation (depreciation) during the period on: Investments	305,400
Written options	(50,505)
Foreign currency related transactions	(30,062)
224,833
Net gain (loss) on investment transactions	3,955,414
Net increase (decrease) in net assets resulting from operations	$ 10,639,893

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended October 31, 2002
Cash Flows from Operating Activities
Investment income received	$ 7,492,958
Interest paid	(424,069)
Payment of expenses	(1,290,643)
Proceeds from sales and maturities of investments	550,359,281
Purchases of investments	(546,421,379)
Net proceeds of short-term investments	779,524
Cash used for operating activities	10,495,672
Cash Flows from Financing Activities
Net increase (decrease) in reverse repurchase agreements/sell buyback	(1,443,298)
Distributions paid (net of reinvestment of dividends)	(9,053,083)
Cash provided by financing activities	(10,496,381)
Increase (decrease) in cash	(709)
Cash at beginning of period	709
Cash at end of period	$ -
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	10,639,893
Net (increase) decrease in cost of investments	15,468,880
Net (increase) decrease in net unrealized appreciation (depreciation) on investments	(305,400)
(Increase) decrease in interest receivable	592,052
(Increase) decrease in receivable for investments sold	(14,926,793)
(Increase) decrease in net unrealized appreciation (depreciation) on foreign currency exchange contracts	73,645
(Increase) decrease in other assets	384
Increase (decrease) in payable for investments purchased	(1,007,048)
Increase (decrease) in accrued expenses	(3,094)
Increase (decrease) in written options	(3,120)
Increase (decrease) in interest payable	(33,727)
Cash used for operating activities	$ 10,495,672

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 6,684,479	$ 7,649,532
Net realized gain (loss) on investment transactions	3,730,581	(7,014,591)
Net unrealized appreciation (depreciation) on investment transactions during the period	224,833	1,407,504
Net increase (decrease) in net assets resulting from operations	10,639,893	2,042,445
Distributions to shareholders from net investment income	(7,404,956)	(6,456,563)
Reinvestment of distributions	-	101,072
Net increase (decrease) in net assets from Fund share transaction	-	101,072
Increase (decrease) in net assets	3,234,937	(4,313,046)
Net assets at beginning of period	56,235,145	60,548,191
Net assets at end of period (including undistributed net investment income of $100,426 and $1,004,480, respectively)	$ 59,470,082	$ 56,235,145
Other Information
Shares outstanding at beginning of period	9,939,539	9,920,436
Shares issued to shareholders in reinvestment of distributions	-	19,103
Shares outstanding at end of period	9,939,539	9,939,539

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2002[c]	2001	2000	1999	1998
Per Share Operating Performance
Net asset value, beginning of period	$ 5.66	$ 6.10	$ 5.77	$ 5.45	$ 13.11
Income from investment operations: Net investment income[a]	.67	.77	.67	.51	1.33
Net realized and unrealized gain (loss) on investment transactions	.40	(.56)	.26	.41	(7.49)
Total from investment operations	1.07	.21	.93	.92	(6.16)
Less distributions from: Net investment income	(.75)	(.65)	(.60)	(.60)	(1.24)
Net realized gains on investment transactions	-	-	-	-	-
Tax return on capital	-	-	-	-	(.26)
Total distributions	(.75)	(.65)	(.60)	(.60)	(1.50)
Net asset value, end of period	$ 5.98	$ 5.66	$ 6.10	$ 5.77	$ 5.45
Market value, end of period	$ 5.57	$ 5.32	$ 5.06	$ 4.75	$ 6.88
Total Return
Per share net asset value (%)[b]	19.89	4.23	19.25	(18.78)	(52.80)
Per share market value (%)	18.60	18.31	20.22	(22.49)	(36.19)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	56	61	57	53
Ratio of expenses (excluding interest) (%)	2.09	2.09	1.89	2.02	1.60
Ratio of expenses (%)	2.73	3.04	2.47	2.30	2.67
Ratio of net investment income (%)	10.87	12.50	10.77	9.06	11.28
Portfolio turnover rate (%)	740	781	317	323	324

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
c As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay the amount borrowed plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchase of selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Sell/Buy-Back Transactions. The Fund may enter into sell/buy-back transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and retains any accrued interest and coupon payments during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $72,069,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($48,523,000), October 31, 2007 ($16,251,000), and October 31, 2009 ($7,295,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 75,806
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (72,069,000)
Unrealized appreciation (depreciation) on investments	$ (74,191)

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 7,404,956

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at October 31, 2002. Significant non-cash activity from discount accretion and premium amortization in the amount of $1,461,494 has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments), aggregated $546,188,819 and $565,616,545, respectively.

For the year ended October 31, 2002, transactions for written options were summarized as follows:

	Number of Contracts	Premiums
Outstanding, beginning of period	3,250,000	$ 53,625
Options written	45,971,953	837,746
Options closed	(22,409,936)	(785,209)
Options expired	(26,812,017)	(106,162)
Outstanding, end of period	-	$ -

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous management agreement.

Management Agreement. Under the Management Agreement, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. On September 30, 2002, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, commenced serving as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. The amount charged to the Fund by SISC aggregated $36,450, of which $1,350 is unpaid at October 31, 2002.

Scudder Service Corporation ("SSC") also a subsidiary of the Manager, is the shareholder communications agent of the Fund. The amount charged to the Fund by SSC aggregated $15,000, of which $1,250 is unpaid at October 31, 2002.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by SFAC aggregated $51,642, of which $444 is unpaid at October 31, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $31,810 and are reflected as interest income on the Statement of Operations.

D. Forward Foreign Currency Exchange Contracts

As of September 30, 2002, the Fund had entered into the following forward currency contracts resulting in net unrealized depreciation of $28,575.

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
TRL	1,038,074,125,000	USD	605,000	11/27/2002	$ (3,955)
USD	6,634,193	EUR	6,735,000	11/27/2002	(24,620)
Total					$ (28,575)

Currency Abbreviation
TRL	Turkish Lire	EUR	Euro
USD	US Dollar

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Reverse Repurchase Agreements

During the period, the Fund entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2002 was approximately $21,807,000. The weighted average interest rate was 1.79%. The maximum reverse repurchase agreement liability outstanding during the year ended October 31, 2002 was $42,029,913.

G. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

H. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $26,445 reduction in cost of securities and a corresponding $26,445 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $86,033, increase net unrealized appreciation by $10,401 and increase net realized gains (losses) by $75,632. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Board of Directors and the Shareholders of Scudder Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 2002, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 18, 2002

Stockholder Meeting Results

A Special Meeting of Stockholders (the "Special Meeting") of Scudder Global High Income Fund, Inc. (the "fund"), was held on March 28, 2002, at the offices of Deutsche Investment Management Americas Inc. (then known as Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts 02110. At the Special Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To approve a new investment advisory, management and administration agreement for the fund with Zurich Scudder Investments, Inc.:

Number of Votes:
For	Against	Withheld/Abstain
8,770,940	144,058	71,773

2. To approve a new research and advisory agreement between the fund's investment manager and Deutsche Asset Management Investment Services Limited:

Number of Votes:
For	Against	Withheld/Abstain
8,756,597	143,830	86,344

The Annual Meeting of Stockholders (the "Annual Meeting") of the fund was held on July 10, 2002, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Annual Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

Directors:	Number of Votes:
	For	Withheld
William H. Luers	8,812,100	224,218
Susan Kaufman Purcell	8,814,700	221,618

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendments of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that UMB Bank, N.A. will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Other Information

Investment Manager

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for Scudder Global High Income Fund, Inc. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's Manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., and The Korea Fund, Inc.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as subadvisor to the fund, effective September 30, 2002. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Effective September 30, 2002, Brett Diment became the portfolio manager of the fund, replacing Jan Faller and John R. Janasiewicz. Mr. Diment is a Managing Director of Deutsche Asset Management. Ian Clarke also served as co-portfolio manager of the fund from September 30, 2002 to late November 2002.

Appointment of Director and Election of Officers

Effective July 10, 2002, Richard T. Hale was appointed by the Board as Director and Chairman of the Board of the fund, and Nicholas Bratt was appointed President of the fund, replacing Juris Padegs. The Board also elected Brett Diment as Vice President of the fund and Bruce Rosenblum as Vice President and Assistant Secretary of the fund, effective April 5, 2002. On December 18, 2002, the Board elected Charles A. Rizzo as Treasurer of the fund. Jan C. Faller, Gary L. French, John R. Janasiewicz, and Thomas Lally have resigned as officers of the fund.

Directors and Officers

The following table presents certain information regarding the Directors and Executive Officers for Scudder Global High Income Fund, Inc. as of December 18, 2002. Each Director's age as is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each of the Directors also serves on the Boards of The Brazil Fund, Inc., The Korea Fund, Inc., and Scudder New Asia Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (71) Director, 1992-present	Retired; Vice Chairman, Chemical Banking Corporation. Directorships: Aramark Corporation (food service), Metropolitan Opera Association; Member, Council on Foreign Relations	4
Kenneth C. Froewiss (57) Director, 2001-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (73) Director, 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America. Directorships: IDEX Corporation (manufacturer of pumps), Wickes Lumber Company (building materials), America Online Latin America (media communications), The Gilman Foundation, Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding; Member, Executive Committee and Board of Directors, East-West Institute	4
Ronaldo A. da Frota Nogueira (64) Director, 1992-present	Director and Chief Executive Officer, IMF Editora Ltda. (financial publisher). Directorships: Brazilian Association of Securities Analysts; Association of Certified International Investment Analysts	4
Susan Kaufman Purcell (60) Director, 1992-present	Non-Profit Organizations: Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; and Member, The Economic Club of New York. For-Profit Organizations: Director, Valero Energy Corp.	4
Kesup Yun (57) Director, 2001-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-2000); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,3] (57) Chairman and Director, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Nicholas Bratt[2] (54) Director and President, 2001-present	Managing Director of Deutsche Asset Management; Director, Korea Society (private society)	4
Brett Diment[4] (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Judith Hannaway (49) Vice President, 1997-present	Managing Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[3] (42) Vice President and Assistant Secretary, 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble[5] (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons[5] (40) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
John Millette[5] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[5] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: One Appold Street, London EC2A 2UU, England
5 Address: Two International Place, Boston, Massachusetts

Notes

Notes

Notes